UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2011

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)
305 College Road East
Princeton, New Jersey 08540
(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 452-9813

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2011, the board of directors of Advaxis, Inc. (the “Company”) approved an amendment to the Company’s 2011 Employee Stock Purchase Plan (the “ESPP”) effective as of October 31, 2011. The ESPP was amended to change the first offering date that the Company’s employees are eligible to participate in the ESPP from November 1, 2011 to December 30, 2011.

Additional information regarding the ESPP is summarized under the heading “Proposal 3 – Ratification and Approval of our 2011 Employee Stock Purchase Plan,” in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on August 29, 2011, and is incorporated herein by reference. The descriptions of the amendment to the ESPP set forth in this Current Report on Form 8-K is qualified in its entirety by reference to the text of the amendment to the ESPP, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment No. 1 to the Advaxis, Inc. 2011 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2011	Advaxis, Inc.

	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
10.1	Amendment No. 1 to the Advaxis, Inc. 2011 Employee Stock Purchase Plan.